Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 7 Acquisition Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel Haney, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.
Date: August 12, 2022	By:	/s/ Joel Haney
	Name:	Joel Haney
	Title:	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)